THE HUNTINGTON FUNDS

HUNTINGTON TAX-FREE MONEY MARKET FUND

HUNTINGTON MONEY MARKET FUND

HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND

HUNTINGTON U.S. TREASURY MONEY MARKET FUND

HUNTINGTON DISCIPLINED EQUITY FUND

HUNTINGTON DIVIDEND CAPTURE FUND

HUNTINGTON GLOBAL SELECT MARKETS FUND

HUNTINGTON GROWTH FUND

HUNTINGTON INCOME EQUITY FUND

HUNTINGTON INTERNATIONAL EQUITY FUND

HUNTINGTON MID CORP AMERICA FUND

HUNTINGTON REAL STRATEGIES FUND

HUNTINGTON ROTATING MARKETS FUND

HUNTINGTON SITUS FUND

HUNTINGTON FIXED INCOME SECURITIES FUND

HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND

HUNTINGTON MORTGAGE SECURITIES FUND

HUNTINGTON OHIO TAX-FREE FUND

HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

HUNTINGTON BALANCED ALLOCATION FUND

HUNTINGTON CONSERVATIVE ALLOCATION FUND

HUNTINGTON GROWTH ALLOCATION FUND

SUPPLEMENT DATED DECEMBER 12, 2012 TO THE HUNTINGTON FUNDS

RETAIL PROSPECTUS DATED APRIL 30, 2012, AS AMENDED,

(CLASS A SHARES AND TRUST SHARES)

EFFECTIVE AS OF DECEMBER 17, 2012, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR, SUBADVISOR AND PORTFOLIO MANAGER” IN THE HUNTINGTON DISCIPLINED EQUITY FUND’S SUMMARY PROSPECTUS ON PAGE 3 (PAGE 21 OF THE ENTIRE HUNTINGTON RETAIL PROSPECTUS FILING) WITH THE FOLLOWING:

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Peter Sorrentino, Senior Vice President of the Advisor, has served as the Fund’s Portfolio Manager since 2012.

EFFECTIVE AS OF DECEMBER 17, 2012, PLEASE REPLACE THE SECTION TITLED “MANAGEMENT OF THE TRUST” IN THE HUNTINGTON FUND’S RETAIL PROSPECTUS ON PAGES 220 THROUGH 222 WITH THE FOLLOWING:

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, Huntington Asset Advisors, Inc. (“the Advisor”) provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of Huntington Bank, is the investment advisor to the Huntington Funds. As of December 31, 2011, the Advisor had assets under management of $3.4 billion. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2011, Huntington Bank had assets of over $54 billion.

The Advisor has designated the following as Portfolio Managers for the Funds. Included is their business experience for the last five years.

Paula Jurcenko has served as the Portfolio Manager of each of the Asset Allocation Funds since 2009. Ms. Jurcenko joined Huntington Bank in 1989 and serves as Senior Vice President and Director of Product Management of Huntington Bank’s Investment Management Division. She has served in various business capacities during her tenure with Huntington Bank, including Director of Product Management for Huntington Investment Company. Ms. Jurcenko has served in her current role since 2001 and has been an active member of the Funds’ Investment Policy Committee since that time. Ms. Jurcenko has developed a broad array of investment proprietary products including mutual funds, variable annuities, managed accounts, separate accounts and mutual fund wraps. She holds FINRA licenses Series 7 and Series 24. Ms. Jurcenko received her Bachelor’s Degree and Master’s of Business Administration from The Ohio State University.

Kirk Mentzer is primarily responsible for the day-to-day management of the Dividend Capture Fund. Mr. Mentzer has served as Portfolio Manager of the Dividend Capture Fund since 2001 and Portfolio Manager of the Fixed Income Securities Fund since 2000. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer

joined Huntington Bank in 2000 and serves as Senior Vice President. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Mr. Bateman has served as Portfolio Manager of the Situs Fund since 2002. Mr. Bateman is President and Chief Investment Officer of the Advisor. He joined Huntington Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree from North Carolina State University.

Paul Attwood has served as Portfolio Manager for the Global Select Markets Fund since the Fund’s respective inception and as Portfolio Manager of the International Equity Fund since 2012. He joined Huntington in 2002 and is a Vice President of the Advisor. Prior to joining the Advisor, Mr. Attwood was a Senior Research Analyst and Portfolio Manager with Haberer Investment Advisor, a division of Huntington Private Financial Group. He has over 15 years of experience in the financial services industry. Mr. Attwood received his bachelor’s degree from the University of Cincinnati. He holds a Chartered Financial Analyst designation.

Herb Chen has served as Portfolio Manager for the Growth Fund since 2010. He is Senior Vice President of the Advisor. Mr. Chen joined The Huntington National Bank in 2009 as Region Manager in the Private Financial Group. He has been responsible for the investment management of financial assets for individuals and charitable foundations. Mr. Chen received his Bachelor’s degree in Finance and Management Information Systems from Carnegie Mellon University and received his M.B.A. from New York University Stern Business School.

Craig J. Hardy has served as a Portfolio Manager of the Income Equity Fund since 2003. He is Vice President of the Advisor. Mr. Hardy joined Huntington Bank in 1998 as a Vice President and is a member of its Investment Policy Committee. Mr. Hardy holds a Chartered Financial Analyst designation. He received his Bachelor’s degree in Economics from Princeton University and received his M.B.A. from Case Western Reserve University.

Peter Sorrentino has served as the Portfolio Manager of the Real Strategies Fund since the Fund’s inception and the Disciplined Equity Fund since 2012. Mr. Sorrentino joined Huntington Bank in October of 2006 as a Senior Portfolio Manager and is Senior Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

Kathy Stylarek has served as the Portfolio Manager of the Ohio Tax-Free Fund since 2001. She is Vice President of the Advisor. Ms. Stylarek joined the Advisor in 2001 and is a Vice President of Huntington Bank. Ms. Stylarek served as Senior Trader at SunTrust Bank from 1997 through 2001. She received her Bachelor’s Degree from the University of South Florida.

Christopher M. Rowane has served as the Portfolio Manager of the Mid Corp America Fund since 2001. He is Senior Vice President of the Advisor. Mr. Rowane joined Huntington Bank in 2000 and is a Senior Vice President and member of its Investment Policy Committee. He has been the Regional Manager for the Investment Management Team in Southern Ohio, Kentucky and Indiana since 2000. Mr. Rowane served as Director of Portfolio Management for Firstar from 1993 through 2000. Mr. Rowane holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree and M.B.A. from Gannon University.

William G. Doughty and Gustave J. Seasongood are jointly and primarily responsible for the day-to-day management of the Mortgage Securities Fund. Mr. Seasongood is responsible for the research, security selection and construction of the portion of the Mortgage Securities Fund’s portfolio that is invested in REITs. Mr. Doughty is responsible for the research, security selection and construction of the remainder of the Mortgage Securities Fund’s portfolio. Mr. Doughty and Mr. Seasongood have independent decision-making authority over their respective portions of the Mortgage Securities Fund’s portfolio, but do collaborate to determine the amount of the portfolio that will be invested in REITs, and to monitor the Mortgage Securities Fund’s cash flows.

Mr. Seasongood has served as a Co-Portfolio Manager of the Mortgage Securities Fund since 2001. He is Vice President of the Advisor. Mr. Seasongood joined Huntington Bank in 1995 as a Portfolio Manager and is Vice President. Mr. Seasongood holds a Chartered Financial Analyst designation. He received his Bachelor’s degree from Villanova University and his M.B.A. from Temple University.

Mr. Doughty has served as a Co-Portfolio Manager of the Mortgage Securities Fund, and Portfolio Manager of the Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund since 1999. He is Senior Vice President of the Advisor. Mr. Doughty joined Huntington Bank in 1961 and serves as Vice President. He is a member of Huntington Bank’s Investment Policy Committee and Manager of both the Fixed and Equity Trading Desk. He received his M.B.A. from The University of Dayton. He was a Portfolio Manager/Senior Research Analyst and Assistant Vice President with U.S. Bank Asset Management/FIRMCO from 1997 to 2002. Mr. Hare received his Bachelor’s degree in Economics from the University of Cincinnati.

Mr. Koscik has served as the Portfolio Manager of the Rotating Markets Fund since 2001. He is Vice President of the Advisor. Mr. Koscik joined Huntington Bank in 1984 as a Portfolio Manager and serves as Vice President. He received his Bachelor’s Degree and J.D. from the University of Akron.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

EFFECTIVE AS OF DECEMBER 1, 2012, PLEASE REPLACE THE SECTION ENTITLED “ADMINISTRATION SERVICES” IN THE HUNTINGTON FUNDS RETAIL PROSPECTUS ON PAGES 224 AND 225 WITH THE FOLLOWING:

Administration Services

Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, provides administration, financial administration and accounting services at the following annual rate on a tiered basis:

Fee Rate	Average Daily Net Assets of the Fund
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

SUPPLEMENT DATED DECEMBER 12, 2012 TO THE HUNTINGTON FUNDS

RETAIL STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED

(CLASS A SHARES AND TRUST SHARES)

EFFECTIVE AS OF NOVEMBER 8, 2012, PLEASE REPLACE THE SECTION TITLED, “COMMITTEES OF THE BOARD OF TRUSTEES” ON PAGE 51 OF THE HUNTINGTON FUNDS RETAIL STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

COMMITTEES OF THE BOARD OF TRUSTEES

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	Eddie R. Munson David S. Schoedinger Tadd C. Seitz Mark D. Shary (Chairman) William H. Zimmer, III Thomas J. Westerfield	The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee also serves as the Qualified Legal Compliance Committee.	2

Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations, including compliance with securities laws and regulations.	4

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz Mark D. Shary William H. Zimmer, III Thomas J. Westerfield Eddie R. Munson	The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees. The Nominating Committee will consider nominees recommended by Shareholders. The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.	0

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	0

EFFECTIVE AS OF DECEMBER 17, 2012, PLEASE REPLACE THE SECTIONS TITLED “INVESTMENT ADVISOR, INVESTMENT SUBADVISOR AND PORTFOLIO MANAGER INFORMATION AND ADVISOR CONFLICTS OF INTEREST” IN THE HUNTINGTON FUNDS RETAIL STATEMENT OF ADDITIONAL INFORMATION ON PAGES 54 THROUGH 62 WITH THE FOLLOWING:

Investment Advisor

Huntington Asset Advisors, Inc. (the “Advisor”) has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington Bank. The Advisor is a separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”). With over $54 billion in assets as of December 31, 2011, HBI is a Maryland corporation and major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under the investment advisory agreements between the Trust and Advisor (“Investment Advisory Agreements”), the Advisor, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust’s Declaration of Trust and By-laws, and to the 1940 Act. In addition, the Advisor makes decisions consistent with a Fund’s investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish. Under the Investment Advisory Agreements, the Advisor may delegate to another investment adviser the responsibility of investing a Fund’s assets subject to the supervision of the Advisor and the Board.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days’ written notice, or by the Advisor on 90 days’ written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreements also terminate without payment of any penalty in the event of their assignment.

The Investment Advisory Agreements provide for an initial term of two years. Thereafter, the Investment Advisory Agreements will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Huntington, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor’s advisory fee will lower the Fund’s expenses, and thus increase the Fund’s yield and total return, during the period such voluntary reductions are in effect.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shares of the Funds.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, the Funds’ investments are typically made without any knowledge of the Advisor’s or its affiliates’ lending relationships with an issuer.

Portfolio Manager Information

Unless otherwise noted, the following information about the Funds’ Portfolio Managers is provided as of the end of the Funds’ most recently completed fiscal year and none of the other Accounts described below has an advisory fee that is based on the performance of the account.

Disciplined Equity Fund

Other Accounts Managed by Peter Sorrentino	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 Fund/$104,700,000
Other Pooled Investment Vehicles	1 Vehicle/$3,900,000
Other Accounts	129 accounts/$152,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001 - $50,000

Dividend Capture Fund

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	3 funds/$497,153,000
Other Pooled Investment Vehicles	None
Other Accounts	22 accounts/$64,272,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $50,001 - $100,000.

Global Select Markets Fund

Other Accounts Managed by Paul Attwood	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	3 funds/$109,300,000
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Growth Fund

Other Accounts Managed by Herbert Chen	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 funds/$150,000,000
Other Pooled Investment Vehicles	None
Other Accounts	247 accounts/$363,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001 - $50,000

Income Equity Fund

Other Accounts Managed by Craig J. Hardy	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 fund/$19,967,203
Other Pooled Investment Vehicles	None
Other Accounts	214 accounts/$192,927,892

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001 - $50,000

International Equity Fund

Other Accounts Managed by Paul Attwood	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds/$109,300,000
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Mid Corp America Fund

Other Accounts Managed by Christopher M. Rowane	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 funds/$158,161,857
Other Pooled Investment Vehicles	None
Other Accounts	319 accounts/$207,786,842

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $100,001 - $500,000

Real Strategies Fund

Other Accounts Managed by Peter Sorrentino	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 funds/$104,700,000
Other Pooled Investment Vehicles	1 vehicle/$3,900,000
Other Accounts	129 accounts/$152,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001 - $50,000

Rotating Markets Fund

Other Accounts Managed by Paul Koscik	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 fund/$9,171,000
Other Pooled Investment Vehicles	None
Other Accounts	194 accounts/$282,807,542

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001 - $50,000

Situs Fund

Other Accounts Managed by B. Randolph Bateman	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 fund/ $40,200,000
Other Pooled Investment Vehicles	None
Other Accounts	42 accounts/$1,200,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001-$50,000

Fixed Income Securities Fund

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	3 funds/$497,153,000
Other Pooled Investment Vehicles	None
Other Accounts	22 accounts/$64,272,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None

Intermediate Government Income Fund

Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	4 funds/$794,607,199
Other Pooled Investment Vehicles	None
Other Accounts	51 accounts/$1,869,011,814

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $100,001-$500,000

Mortgage Securities Fund

Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	4 funds/$794,607,199
Other Pooled Investment Vehicles	None
Other Accounts	51 accounts/$1,869,011,814

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None

Other Accounts Managed by Gustave J. Seasongood	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	298 accounts/$360,864,623

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None

Ohio Tax Free Fund

Other Accounts Managed by Kathy Stylarek	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	55 accounts/$693,205,281

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Short/Intermediate Fixed Income Securities Fund

Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	4 funds/$619,954,447
Other Pooled Investment Vehicles	None
Other Accounts	46 accounts/$1,681,386,908

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None

Balanced Allocation Fund

Other Accounts Managed by Paula Jurcenko	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 funds/$37,162,000
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Conservative Allocation Fund

Other Accounts Managed by Paula Jurcenko	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 funds/$49,260,000
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Growth Allocation Fund

Other Accounts Managed by Paula Jurcenko	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 funds/$43,186,000
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Mr. Bateman is paid a fixed base salary and is eligible for a cash bonus. Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually. The cash incentive is part of the 2012 Management Incentive Plan (“MIP”). MIP is an annual plan that is funded based on a percentage of annual base salary measured against corporate objectives and paid based on individual and business unit performance.

Mr. Bateman is eligible for annual awards of stock options and restricted stock units on The Huntington National Bank’s holding company stock, the amount of which is recommended by his manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company. Mr. Bateman is eligible, but has not elected, to participate in a deferred compensation program.

Mr. Attwood, Mr. Doughty, Mr. Hardy, Mr. Hare, Mr. Hendon, Mr. Koscik, Mr. Mentzer, Mr. Rowane, Mr. Seasongood, Mr. Sorrentino, and Ms. Stylarek (collectively “Fund Managers”) are paid fixed base salaries and are eligible for several cash incentives, as described below. Base salary is determined within a market competitive salary range, based on experience and performance, and is reviewed annually. The cash incentive is part of the 2012 Trust Incentive Plan (“TIP”). The TIP has several quarterly award components which are as follows:

•	The new business component of the quarterly incentive is calculated and paid based on generation of first year fees for new business sales for the quarter.

•

The quarterly award is allocated based on two components that make up the final incentive pool. The first component is based on a percentage of the Fund Manager’s quarterly base salary, and is based on the assigned Fund’s Lipper ranking for the calendar quarter. In addition, the pool is also funded based on the retail growth of its respective Fund, and the final pool is then adjusted for performance and cross-sales of other Huntington products.

•

Additionally, Fund Managers are eligible for a quarterly incentive under the Managed Asset Program (“MAPS”), which is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. Mr. Attwood’s specialty area is International, Mr. Hare’s specialty area is Mid Cap, Mr. Mentzer’s specialty area is Special Yield, Mr. Rowane’s specialty area is Mid Cap, Mr. Sorrentino’s specialty area is Options and Real Assets, and Ms. Stylarek’s specialty area is Municipal Securities.

•

Additionally, Fund Managers are responsible for researching and making buy, hold and sell recommendations for individually-assigned industries. Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, the Fund Manager may be awarded an incentive of a certain percentage of his or her quarterly base salary based on a comparison of the performance of a selected group of that Fund Manager’s recommended industry stocks to the relevant industry sector or peer group. Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion. This is applicable to Mr. Hardy, Mr. Hare, Mr. Hendon, Mr. Koscik, Mr. Rowane, Mr. Seasongood, and Mr. Sorrentino.

Mr. Attwood, Mr. Doughty, Mr. Hardy, Mr. Hare, Mr. Hendon, Mr. Koscik, Mr. Mentzer, Mr. Rowane, Mr. Seasongood, Mr. Sorrentino, and Ms. Stylarek are each eligible for an annual award of stock options and/or restricted stock units of Huntington Bank’s holding company stock, the amount of which is recommended by the Fund Manager’s manager and approved by the Chief Executive Officer and Compensation Committee of the holding company. Mr. Mentzer and Mr. Sorrentino are eligible, but have not elected, to participate in a deferred compensation program. Mr. Rowane has elected to participate in the deferred compensation program.

Ms. Abbey is paid a fixed base salary and is eligible for cash incentives as described below. Base salary is determined within a market competitive salary range, based on the Fund Manager’s experience and performance, and is reviewed annually. The cash incentive is part of the 2012 Huntington Wealth Advisors Incentive Plan (“HWA Plan”), which is paid quarterly. The HWA Plan has several quarterly award components which are as follows:

•	The new business component of the quarterly incentive is calculated and paid based on generation of first year fees for new business sales for the quarter.

•

Ms. Abbey is also eligible for a quarterly award as a percent of her quarterly base salary, which is determined based on whether four pre-determined criteria categories with equally assigned weights within her performance plan were met, which are as follows: 5% on the overall HWA performance, 45% on the assigned Personal Trust region performance, 45% on the assigned HWA region performance, and 5% for closed referrals. The payout on any component can be increased by a maximum of 10% if the Fund Manager outperforms the plans by 10% or greater, but will be decreased by one-fourth increments to zero if the Fund Manager underperforms the goal for all categories except for referrals. Referrals will be adjusted downward only if the goal is not met for the quarter. Once the final incentive pool is determined, 50% will be subject to review against established Investment Policy Committee guidelines.

•

Additionally, Ms. Abbey is responsible for researching and making buy, hold and sell recommendations for individually-assigned industries. Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, the Fund Manager may be awarded an incentive of a certain percentage of his or her quarterly base salary based on a comparison of the performance of a selected group of that portfolio manager’s recommended industry stocks to the relevant industry sector or peer group. Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion.

Mr. Chen, Ms. Jurcenko, and Mr. Weiner are paid a fixed base salary by The Huntington National Bank. Mr. Chen, Ms. Jurcenko, and Mr. Weiner do not receive bonuses or any other compensation in connection with the performance of any of the accounts they manage.

Advisor Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Advisor does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Advisor has structured its portfolio managers’ compensation in a manner, and the Funds have adopted policies and procedures reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

EFFECTIVE AS OF NOVEMBER 30, 2012, PLEASE REPLACE THE SECTION TITLED, “VOTING PROXIES ON FUND PORTFOLIO SECURITIES” ON PAGES 62 AND 63 OF THE HUNTINGTON FUNDS RETAIL STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under rule 206(4)-6 of the Advisers Act (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Trustees have delegated to the Advisor authority to vote proxies on the securities held in the Fund’s portfolios. The Advisor’s proxy voting policies are set forth below, and shall govern its voting of such proxies.

I. Policy

It is the policy of Huntington Asset Advisors (“Advisor”) to vote proxies associated with securities held by the Huntington Funds in the best interest of the shareholders of the Huntington Funds (the “Funds”), and to vote proxies associated with other customers in the best interest of those customers. The Advisor will employ an independent third party (currently Broadridge Financial Solutions, Inc. (“Broadridge”)) to (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Funds or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote according to the guidelines published by the independent third party and/or according the these Policies, and (iii) to cast a vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below). Proxy voting matters which pertain to the Funds for which a vote has already been cast by the Board of Trustees of the Funds, will be cast according to the vote of the independent Trustees of the Board of Trustees of the Funds.

Certain Funds may be required to vote proxies in a manner specified under the Investment Company Act of 1940 (the “40 Act”). In particular, a Fund that relies on Section 12(d)(1)(F) of the 40 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the 40 Act. Additionally, Affiliated Funds of Funds that rely on Section 12(d)(1)(G) have the potential to present unique conflicts of interest in proxy voting. Therefore, with respect to those Funds that rely on Section 12(d)(1)(F), and with respect to the Affiliated Funds of Funds that rely on Section 12(d)(1)(G), HAA and the independent third party will have no discretion in voting proxies and HAA will instruct the independent third party to vote those Funds’ proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).

The President of the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

The Advisor may refer, to the Special Proxy Voting Committee, any proxy vote related to holdings of the Funds that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II. Committees

1.	Proxy Review Committee

a.	The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.	The Proxy Review Committee will report, to the President of the Advisor, on a quarterly basis the results of its monitoring activities. Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.

c.	The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The President of the Advisor will appoint the members of the Proxy Review Committee.

2.	Special Proxy Voting Committee

a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Funds with respect to specific votes referred by the Funds’ Advisor.

b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Funds.

c.	The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III. Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Funds’ best interest and are not affected by the Advisor’s conflicts of interest. Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor. If, for any reason, the third party makes no recommendation about a particular issue, the proxy voting committee will attempt to cast a vote according to the most reasonably applicable pre-determined policy. For proxy votes on issues held by the Funds for which the Advisor overrides the recommendation of the independent third party, or for which no recommendation is made by the third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV. Guidelines

The Advisor has adopted proxy voting guidelines provided by Broadridge, as they may be amended from time to time, to further the interest of the Funds’ shareholders with respect to proxy voting matters. A current summary of the pre-determined proxy voting guidelines can be found at www.huntingtonfunds.com. The Proxy Review Committee will review the proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Funds. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Funds.

V. Recordkeeping

In accordance with Rule 204-2, under the Advisers Act, as amended, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), as well as proxy statements and records of its votes cast that are maintained with an independent third party such as Broadridge, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on “Form N-PX” of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available without charge through The Huntington Funds’ website. Go to www.huntingtonfunds.com and select the link “Proxy Voting Record. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

EFFECTIVE AS OF DECEMBER 17, 2012, PLEASE REPLACE THE SECTIONS TITLED, “PORTFOLIO HOLDINGS INFORMATION AND CODE OF ETHICS” ON PAGES 64 THROUGH 66 OF THE HUNTINGTON FUNDS RETAIL STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to all other investors. Employees of the Advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the Funds’ Custodian, Huntington National Bank, and HASI, the Funds’ fund accountant, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. All of these service providers are identified elsewhere in the Prospectus or in the Appendix to this SAI. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. These organizations are Lipper, Morningstar and Standard & Poor’s, Inc., who receive a full portfolio holdings listing each month. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. The Advisor may also disclose nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bonds Direct, Bondedge, Citigroup Global Markets Inc., InvestEdge, Investment Company Institute, Investment Scorecard, Inc., KeyBanc Capital Markets (McDonald Inc.), Mesirow Financial Inc., McGraw-Hill, RBC Dain Rauscher Inc., HASI, Vickers and Wilshire Associates, Inc., so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process. The Funds may provide portfolio holdings information to certain legal firms that monitor potential securities settlements or litigation. These firms are Berger & Montague, P.C., Bernstein Litowitz Berger & Grossman LLP, Chimicles & Tikellis LLP, Grant & Eisenhofer P.A., and Robbins Geller Rudman & Dowd LLP.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer. Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients of the Advisor are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold by the Advisor for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. To the extent that multiple clients are purchasing or sell a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Funds.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Advisor having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for their clients. Consistent with this practice, the Advisor may receive research, statistical, and quotation services from many broker-dealers with which it places a Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and their respective affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The fee paid by a Fund to the Advisor is not reduced because the Advisor and their respective affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

On December 31, 2011, certain Funds owned securities of the following regular broker/dealers (amounts in thousands) as of the end of the Funds’ respective fiscal years:

Fund	Security type	Security	Holdings
Money Market Fund	Debt	Morgan Stanley & Co., Inc.	$33,798
	Debt	JP Morgan Chase & Co.	$30,000
	Debt	Citibank	$5,022
	Debt	Goldman Sachs	$5,000
	Debt	Merrill Lynch	$4,996

U.S. Treasury Money Market Fund	Debt	Bank of America	$30,000
	Debt	Goldman Sachs Groups, Inc.	$30,000
	Debt	Morgan Stanley & Co., Inc.	$5,791

Disciplined Equity Fund	Equity	Wells Fargo	$1,337
	Equity	JP Morgan Chase & Co.	$1,180
	Equity	Morgan Stanley & Co., Inc.	$454
	Equity	Citibank	$395
	Equity	Bank of New York	$338
	Equity	Bank of America	$234

Dividend Capture Fund	Equity	JP Morgan Chase & Co.	$3,333
	Equity	Wells Fargo	$1,949
	Equity	Morgan Stanley & Co., Inc.	$1,306
	Equity	Credit Suisse	$1,278
	Equity	Merrill Lynch	$927
	Equity	Barclays	$114

Global Select Markets Fund	Debt	Goldman Sachs	$607

Growth Fund	Equity	JP Morgan Chase & Co.	$482

Fund	Security type	Security	Holdings
Income Equity Fund	Equity	Barclays	$1,901

International Equity Fund	Equity	Barclays	$3,965

Macro 100 Fund	Equity	Wells Fargo	$333

Rotating Markets Fund	Equity	JP Morgan Chase & Co.	$742
	Equity	Bank of America	$124

Fixed Income Securities Fund	Debt	Citibank	$4,060
	Debt	JP Morgan Chase & Co.	$3,000
	Debt	Morgan Stanley & Co., Inc.	$2,794
	Debt	Goldman Sachs	$1,020
	Equity	Credit Suisse	$256

Intermediate Government Income Fund	Debt	Morgan Stanley & Co., Inc.	$2,016

Mortgage Securities Fund	Debt	Citibank	$510

Short/Intermediate Fixed Income Securities Fund	Debt	Bank of New York	$2,074
	Debt	Morgan Stanley & Co., Inc.	$1,920
	Debt	Bank of America	$1,806
	Debt	Wells Fargo	$1,584
	Debt	Citibank	$1,567
	Debt	Goldman Sachs	$1,545

CODE OF ETHICS

Each of the Trust, the Advisor, and the Distributor maintains a Code of Ethics which permits the Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these persons to trade in securities, including those in which a Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

EFFECTIVE AS OF DECEMBER 1, 2012, PLEASE REPLACE THE SERVICE PROVIDERS LISTING ON PAGE 96 OF THE HUNTINGTON FUNDS RETAIL STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

ADDRESSES

The Huntington Funds 2960 N. Meridian Street Suite 300 Attn: Huntington Funds Officer Indianapolis, IN 46208

Distributor

Unified Financial Securities, Inc.

2960 N. Meridian Street

Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

Investment Advisor

Huntington Asset Advisors, Inc.

41 South High Street

Columbus, OH 43287

Custodian

The Huntington National Bank

41 South High Street

Columbus, OH 43287

Administrator, Transfer Agent, Fund Accountant and Dividend Disbursing Agent

Huntington Asset Services, Inc.

2960 N. Meridian St.

Suite 300 Indianapolis, IN 46208

Sub-Custodian for

Huntington Global Select Markets Fund,

Huntington Situs Fund,

Huntington Real Strategies Fund,

and Huntington International Equity Fund

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Independent Registered Public Accounting Firm

Ernst & Young LLP

1100 Huntington Center

41 South High Street

Columbus, OH 43215